UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/11/2013

National Bank Holdings Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35654

Delaware	27-0563799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5570 DTC Parkway, Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

720-529-3336
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

National Bank Holdings Corporation (the "Company") previously engaged Weber Shandwick for public relations services in connection with the Company's initial public offering. As the Company disclosed in its proxy statement for its 2013 annual meeting of shareholders, one of the Company's directors, Micho F. Spring, is an employee of Weber Shandwick.

The Company has not purchased any services from Weber Shandwick since the Company's initial public offering, which took place in September 2012. The Company has terminated its relationship with Weber Shandwick and will not purchase services from Weber Shandwick so long as Micho F. Spring serves on the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

Date: April 11, 2013	By:	/s/ Mark W. Yonkman
Mark W. Yonkman
General Counsel and Secretary